Exhibit 10.27
FIFTH AMENDMENT
     This Fifth Amendment (this “Amendment”) is entered into as of March ___, 2009, by and among KENDLE INTERNATIONAL INC., an Ohio corporation (the “Borrower”), the Guarantors listed on the signature pages hereof, the Lenders signatory hereto, and UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, UBS SECURITIES LLC, as sole lead arranger and sole bookrunner, UBS AG, STAMFORD BRANCH, as issuing bank and collateral agent, UBS LOAN FINANCE LLC, as swingline lender, JPMORGAN CHASE BANK, N.A., as syndication agent, and KEYBANK NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., as successor to LaSalle Bank, National Association, and NATIONAL CITY BANK, as co-documentation agents, are parties to that certain Credit Agreement dated as of August 16, 2006, as amended by that certain First Amendment to Credit Agreement dated as of December 11, 2006, as amended by that certain Second Amendment to Credit Agreement dated as of March 30, 2007, as amended by that certain Third Amendment to Credit Agreement dated as of December 18, 2007 and as amended by that certain Fourth Amendment to Credit Agreement dated as of June 20, 2008 (the “Credit Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement);
     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and
     WHEREAS, the Administrative Agent and the Required Lenders have agreed to amend certain sections of the Credit Agreement on the terms and subject to the conditions set forth herein.
     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
          Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.
          Section 2. Amendment to Section 6.01(f) (Indebtedness). Section 6.01(f) of the Credit Agreement is hereby amended by replacing “$7.5 million” with “$12.0 million”.

          Section 3. Amendment to Section 6.10(a)(ii) (Maximum Total Leverage Ratio). Section 6.10(a)(ii) of the Credit Agreement is hereby amended by deleting the table in such section and replacing it with the following:

Test Period			Leverage Ratio
October 1, 2006	—	December 31, 2006	3.90 to 1.0
January 1, 2007	—	March 31, 2007	4.95 to 1.0
April 1, 2007	—	June 30, 2007	4.95 to 1.0
July 1, 2007	—	September 30, 2007	4.50 to 1.0
October 1, 2007	—	December 31, 2007	3.75 to 1.0
January 1, 2008	—	March 31, 2008	3.75 to 1.0
April 1, 2008	—	June 30, 2008	3.50 to 1.0
July 1, 2008	—	September 30, 2008	3.25 to 1.0
October 1, 2008	—	December 31, 2008	3.25 to 1.0
January 1, 2009	—	March 31, 2009	3.25 to 1.0
April 1, 2009	—	June 30, 2009	3.25 to 1.0
July 1, 2009	—	September 30, 2009	3.25 to 1.0
October 1, 2009	—	December 31, 2009	3.25 to 1.0
January 1, 2010	—	March 31, 2010	3.00 to 1.0
April 1, 2010	—	June 30, 2010	3.00 to 1.0
July 1, 2010	—	September 30, 2010	2.85 to 1.0
October 1, 2010	—	December 31, 2010	2.85 to 1.0
January 1, 2011 and thereafter			2.65 to 1.0
          Section 4. Amendment to Section 6.10(c) (Limitation on Capital Expenditures). Section 6.10(c) of the Credit Agreement is hereby amended by deleting the table in such section and replacing it with the following:

Period			Amount (in millions)
Closing Date	—	December 31, 2006	$13.0
January 1, 2007	—	December 31, 2007	$15.0
January 1, 2008	—	December 31, 2008	$22.0
January 1, 2009	—	December 31, 2009	$27.0
January 1, 2010	—	December 31, 2010	$29.0
January 1, 2011 and thereafter			$30.0

          Section 5. Amendment to Annex I (Applicable Margin). Annex I of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto.
          Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
               (a) The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:
               (i) Amendment Documents. This Amendment, duly executed by the Borrower and the Guarantors (the “Amendment Documents”);
               (ii) Consent of Required Lenders. The written consent of the Required Lenders to this Amendment;
               (iii) Fees. The fees, expenses and other amounts payable on the date hereof (1) referred to in the sections below entitled “Costs and Expenses” and “Amendment Fees” required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document and (2) as may be separately agreed by the Borrower and the Administrative Agent; and
               (iv) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.
               (b) The representations and warranties contained herein and in the Credit Agreement shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
               (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent.
               (d) No Default or Event of Default shall have occurred and be continuing, after giving effect to this Amendment.
          Section 7. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower’s certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date), and (c) no Default or Event of Default has occurred and is continuing.

          Section 8. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.
          Section 9. Certain Waivers. Each of the Borrower and the Guarantors hereby agrees that neither the Administrative Agent nor any Lender shall be liable under a claim of, and hereby waives any claim against the Administrative Agent and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the amendments contained herein and any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Administrative Agent or any Lender or any of their respective agents. This section shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.
          Section 10. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.
          Section 11. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.
          Section 12. Amendment Fees. Each of the Lenders consenting to this Amendment and submitting to the Administrative Agent an executed signature page hereto on or prior to noon New York time on Friday, March 20, 2009 shall receive, on the effective date of this Amendment, an amendment fee equal to 0.50% of the outstanding principal amount of Loans and Commitments held by it.
          Section 13. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          Section 14. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
          Section 15. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 16. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Credit Agreement (other than as expressly set forth herein), and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments under the same or similar circumstances in the future.
          Section 17. Ratification By Guarantors. Each Guarantor hereby agrees to this Amendment, and each Guarantor acknowledges that such Guarantor’s Guarantee shall remain in full force and effect without modification thereto.
[signature pages follow]

               IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KENDLE INTERNATIONAL INC.
By:
Name:
Title:

ACER/EXCEL INC.
By:
Name:
Title:

AAC CONSULTING GROUP, INC.
By:
Name:
Title:

KENDLE INTERNATIONAL CPU LLC
By:
Name:
Title:

KENDLE AMERICAS HOLDING INC.
By:
Name:
Title:

KENDLE AMERICAS INVESTMENT INC.
By:
Name:
Title:

Kendle Fifth Amendment Signature Page

KENDLE AMERICAS MANAGEMENT INC.
By:
Name:
Title:

KENDLE DELAWARE INC.
By:
Name:
Title:

KENDLE NC INC.
By:
Name:
Title:

KENDLE CLINICAL DEVELOPMENT SERVICES LIMITED (formerly known as Charles River Laboratories Clinical Services International Ltd.)
By:
Name:
Title:

Kendle Fifth Amendment Signature Page

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

Kendle Fifth Amendment Signature Page

ANNEX A
Annex I
Applicable Margin

Total	Revolving Loans
Leverage Ratio	Eurodollar	ABR
Level I >2.5:1.0	2.50%	1.50%

Level II ≤2.5:1.0 but >2.0:1.0	2.25%	1.25%

Level III ≤2.0:1.0	2.00%	1.00%
Each change in the Applicable Margin resulting from a change in the Total Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, the Leverage Ratio shall be deemed to be in Level I (i) from March [___], 2009 to the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c) for the fiscal period ending March 31, 2009, (ii) at any time during which Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c), respectively, and (iii) at any time during the existence of an Event of Default